File No. 2-80168
                                                                       811-3596

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

              Pre-Effective Amendment No. __                                 [ ]


              Post-Effective Amendment No.  19                               [X]


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


              Amendment No.  19                                              [X]



--------------------------------------------------------------------------------

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450
--------------------------------------------------------------------------------

      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):


[X] immediately upon filing pursuant to paragraph    (b)


[ ] on    (DATE)   pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on March 27, 1998.

                                                               File No. 2-80168
                                                                       811-3596

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                         FORM N-1A CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 19
                             Pursuant To Rule 481(a)
                             -----------------------


Item In Part A Of Form N-1a                       Location In Prospectus
---------------------------                       ----------------------

1.    Cover Page                                  Cover Page

2.    Synopsis                                    Summary of Fund Expenses

3.    Condensed Financial Information             Financial Highlights

4.    General Description of Registrant           Cover Page; Organization and Capitalization

5.    Management of the Fund                      Management Services

5a.   Manager's Discussion of Fund Performance    Management Services

6.    Capital Stock and Other Securities          Organization and Capitalization

7.    Purchase of Securities Being Offered        Alternative  Distribution  System;  Purchase  of  Shares;  Administration,
                                                  Shareholder Services and Distribution Plan

8.    Redemption or Repurchase                    Telephone Transactions; Redemption of Shares; Exchange Privilege

9.    Pending Legal Proceedings                   Not Applicable

Item In Part B Of Form N-1a                       Location In Statement Of Additional Information
---------------------------                       -----------------------------------------------
10.   Cover Page                                  Cover Page

11.   Table of Contents                           Table of Contents

12.   General Information and History             General   Information;   Organization  and  Capitalization   (Prospectus);
                                                  Appendix

13.   Investment Objectives and Policies          Investment Objective, Policies And Risks; Investment Limitations

14.   Management of the Registrant                Management And Expenses

15.   Control Persons and Principal               Directors and Officers
      Holders of Securities

16.   Investment Advisory and Other Services      Management and Expenses; Distribution Services

17.   Brokerage Allocation                        Portfolio   Transactions;   Administration,   Shareholder   Services   and
                                                  Distribution Plan

18.   Capital Stock and Other Securities          General Information; Organization and Capitalization (Prospectus)

19.   Purchase, Redemption and Pricing            Purchase and Redemption of Fund Shares; Valuation
      of Securities being offered

20.   Tax Status                                  Federal Income Taxes (Prospectus)

21.   Underwriters                                Distribution Services

22.   Calculation of Performance Data             Performance

23.   Financial Statements                        Financial Statements

SELIGMAN
---------------
 COMMUNICATIONS
AND INFORMATION
     FUND, INC.

                                   [GRAPHIC]


                                   PROSPECTUS


                                   MAY 1, 1998


                                     -------

                                        A

                                  Capital Gain

                                      Fund

                                     In Its

                                    16th Year





                                   [GRAPHIC]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

TABLE OF CONTENTS

Summary of Fund Expenses   2

Financial Highlights   3

Alternative Distribution System   5

Investment Objective, Policies and Risks   7

Management Services   10

Purchase of Shares  11

Telephone Transactions   17

Redemption of Shares   19

Administration, Shareholder Services
  and Distribution Plan   21

Exchange Privilege  22

Further Information about
  Transactions in the Fund   24

Dividends and Capital Gain Distributions   24

Federal Income Taxes   25

Shareholder Information   27

Advertising the Fund's Performance   28

Organization and Capitalization   29


TIMES CHANGE ... VALUES ENDURE

                           SELIGMAN COMMUNICATIONS AND
                             INFORMATION FUND, INC.

                                 100 Park Avenue
                               New York, NY 10017
                                  New York City
                            Telephone: (212) 850-1864
                       Toll-Free Telephone: (800) 221-2450
      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777


                                                                     May 1, 1998


     Seligman Communications and Information Fund, Inc. (the "Fund") is a mutual fund which invests to produce capital gain. The Fund invests primarily in securities of companies in the communications, information and related industries. Investment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. For a description of the Fund's investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objective, Policies and Risks." There can be no assurance that the Fund's investment objective will be achieved.


     The Fund offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of Class B or Class D shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or gain distributions received from any Class of shares. See "Alternative Distribution System." Shares of the Fund may be purchased through any authorized investment dealer.


     This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

     SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL
 DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                                   SUMMARY OF FUND EXPENSES

                                                                CLASS A               CLASS B                   CLASS D
                                                           ----------------      ----------------          ----------------
                                                            (INITIAL SALES        (DEFERRED SALES           (DEFERRED SALES
                                                           LOAD ALTERNATIVE)     LOAD ALTERNATIVE)         LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).......................   4.75%                 None                      None
  Sales Load on Reinvested Dividends..........................   None                  None                      None
  Deferred Sales Load (percentage of
      original purchase price or redemption
      proceeds, whichever is lower)...........................   None;            5% in 1st year            1% in 1st year
                                                              except 1%           4% in 2nd year            None thereafter
                                                          in first 18 months       3% in 3rd and
                                                        if initial sales load        4th years
                                                          was waived in full      2% in 5th year
                                                            due to size of        1% in 6th year
                                                               purchase           None thereafter
  Redemption Fees.............................................   None                  None                      None
  Exchange Fees...............................................   None                  None                      None



                                                                CLASS A               CLASS B                   CLASS D
                                                               --------              --------                  --------
ANNUAL FUND OPERATING EXPENSES FOR 1997
(as a percentage of average net assets)
  Management Fees.............................................    .89%                  .89%                      .89%
  12b-1 Fees..................................................    .25%                 1.00%*                    1.00%*
  Other Expenses .............................................    .39%                  .39%                      .39%
                                                                 -----                 -----                     -----
  Total Fund Operating Expenses...............................   1.53%                 2.28%                     2.28%
                                                                 =====                 =====                     =====


     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Fund bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services," herein. The Fund's Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.

EXAMPLE                                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                            -------   ---------   ---------   ----------

An investor would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period...................Class A         $62        $ 94        $127        $221
                                                              Class B+         73         101         142         243
                                                              Class D          33          71         122         262

An investor would pay the following expenses on the same
  investment, assuming no redemption..........................Class A         $62         $94        $127        $221
                                                              Class B+         23          71         122         243
                                                              Class D          23          71         122         262


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

----------------------
   * Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Fund may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
   + The expenses shown for the ten-year  period reflect the conversion of Class
     B shares to Class A shares after 8 years.

                              FINANCIAL HIGHLIGHTS


     The financial highlights for the Fund's Class A, Class B and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Fund's 1997 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge by calling or writing the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

     "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand what effect the Individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

     "Total return based on net asset value" measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

     "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.



                                                                            Class A
                                 ------------------------------------------------------------------------------------------------
                                                                    Year Ended December 31,
                                 ------------------------------------------------------------------------------------------------
                                     1997o      1996o        1995o     1994o     1993     1992     1991   1990     1989      1988
                                    -----      -----        -----     -----     -----    -----    -----  -----    -----     -----
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of year ..........     $23.51     $21.99       $16.64    $13.43   $12.30   $11.57   $ 8.87   $10.11   $10.07   $10.19
                                    -----      -----        -----     -----    -----    -----   ------    -----    -----    -----
Net investment income (loss) .      (0.33)      (.26)        (.33)     (.19)    (.14)    (.12)    (.12)    (.08)    (.05)     .01
Net realized and unrealized
  investment gain (loss) .....       6.01       2.84         7.59      4.86     4.37     2.09     4.87    (1.04)    3.00      .72
                                    -----      -----        -----     -----    -----    -----   ------    -----    -----    -----
Increase (decrease)
  from investment
  operations .................       5.68       2.58         7.26      4.67     4.23     1.97     4.75    (1.12)    2.95      .73
Distributions from
  net gain realized ..........      (5.94)     (1.06)       (1.91)    (1.46)   (3.10)   (1.24)   (2.05)    (.12)   (2.91)    (.85)
                                    -----      -----        -----     -----    -----    -----    -----    -----    -----    -----
Net increase
  (decrease) in net
  asset value ................      (0.26)      1.52         5.35      3.21     1.13      .73     2.70    (1.24)     .04     (.12)
                                    -----      -----        -----     -----    -----    -----    -----    -----    -----    -----
Net asset value, end
  of year ....................     $23.25     $23.51       $21.99    $16.64   $13.43   $12.30   $11.57   $ 8.87   $10.11   $10.07
                                    =====      =====        =====     =====    =====    =====    =====    =====    =====    =====
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........      22.95%     11.94%       43.39%    35.30%   35.13%   17.31%   54.91% (11.07)%   30.12%    7.33%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average
  net assets .................       1.53%      1.68%        1.61%     1.65%    1.63%    1.51%    1.69%    1.67%    1.48%    1.60%
Net investment
  income (loss)
  to average net
  assets .....................     (1.21)%    (1.16)%      (1.31)%   (1.27)%  (1.39)%  (1.18)%  (1.23)%   (.83)%   (.44)%     .11%
Portfolio turnover ...........     164.57%    121.32%       65.77%   104.08%  137.10%  110.42%  107.72%   85.56%  123.16%  116.86%
Average commission
  rate paid ..................      $.0544      $.0531
Net assets, end of
  year (000s omitted) ........  $3,107,481  $2,414,672  $1,940,693  $307,542  $92,987  $57,001  $50,175  $35,292  $42,200  $38,675



----------------------
   o Per share amounts for the years ended December 31, 1997, 1996, 1995 and 1994, are calculated based on average shares outstanding.


     The data provided above reflects historical information and therefore has not been adjusted to reflect (i) through December 31, 1992, the effect of the Administration, Shareholder Services and Distribution Plan which was approved by shareholders on November 23, 1992 and became effective on January 1, 1993 and
(ii) through February 7, 1996, the effect of the increase in the management fee rate payable by the Fund, which was approved by shareholders on February 7, 1996 and became effective on February 8, 1996.


                                            CLASS B                                     CLASS D
                                     ---------------------   ----------------------------------------------------------
                                       YEAR       4/22/96*               YEAR ENDED DECEMBER 31,                5/3/93*
                                       ENDED        TO       -----------------------------------------------       TO
                                     12/31/97o   12/31/96o       1997o       1996o       1995o        1994o     12/31/93
                                     --------    --------       -----       -----       -----        -----     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period ............   $22.62       $21.51      $22.61      $21.35       $16.31      $13.32       $12.24
                                      -----       -----        -----       -----        -----       -----       ------
Net investment loss ..............    (0.50)        (.28)      (0.50)       (.40)        (.50)       (.33)        (.05)
Net realized and
  unrealized
  investment gain ................     5.76         2.45        5.74        2.72         7.45        4.78         4.23
                                      -----       -----        -----       -----        -----       -----       ------
Increase from
  investment
  operations .....................     5.26         2.17        5.24        2.32         6.95        4.45         4.18
Distributions from
  net gain realized ..............    (5.94)       (1.06)      (5.94)      (1.06)       (1.91)      (1.46)       (3.10)
                                      -----       -----        -----       -----        -----       -----       ------
Net increase
  (decrease) in net
  asset value ....................    (0.68)        1.11       (0.70)       1.26         5.04        2.99         1.08
                                      -----       -----        -----       -----        -----       -----       ------
Net asset value, end
  of period ......................   $21.94       $22.62      $21.91      $22.61       $21.35      $16.31       $13.32
                                      =====       =====        =====       =====        =====       =====       ======
TOTAL RETURN BASED
  ON NET ASSET VALUE: ............    21.96%       10.30%      21.86%      11.07%       42.37%      33.94%       34.89%
RATIOS/SUPPLEMENTAL
  DATA:
Expenses to average
  net assets .....................     2.28%        2.44%+      2.28%       2.43%        2.37%       2.50%        2.56%+
Net investment loss
  to average net
  assets .........................   (1.96)%      (1.96)%+    (1.96)%     (1.91)%      (2.07)%     (2.20)%      (2.33)%+
Portfolio turnover ...............   164.57%      121.32%++   164.57%     121.32%       65.77%     104.08%      137.10%+++
Average commission
  rate paid ......................    $.0544       $.0531++    $.0544      $.0531
Net assets, end of
  period (000s
  omitted) .......................  $505,342     $120,848    $945,368    $737,979     $609,332     $96,100       $7,833

----------------------
   * Commencement of offering of shares.
   o Per share amounts for the periods ended December 31, 1997, 1996, 1995 and 1994, are calculated based on average shares outstanding.
   + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.

     The data provided above reflects historical information and therefore through February 7, 1996, has not been adjusted to reflect the effect of the increase in the management fee rate payable by the Fund, which was approved by shareholders on February 7, 1996 and became effective on February 8, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

     The Fund offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

     Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

     Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

     Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

     Investors should understand that the purpose and function of the initial sales loads (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

     Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing fees.

     The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

     The Directors of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act, and Maryland law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

     DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                            ANNUAL 12B-1 FEES
         INITIAL            (AS A % OF AVERAGE
         SALES LOAD         DAILY NET ASSETS)         OTHER INFORMATION
         ----------         -----------------         -----------------
CLASS A  Maximum initial    Service fee of            Initial sales load
         sales load of      .25%.                     waived or reduced
         4.75% of the                                 for certain purchases.
         public offering                              CDSL of 1% on
         price.                                       redemptions within
                                                      eighteen months of
                                                      purchase on shares
                                                      on which initial sales
                                                      load was waived in
                                                      full due to the size of
                                                      the purchase.

CLASS B  None               Service fee of            CDSL of:
                            .25%;                     5% in 1st year
                            Distribution fee          4% in 2nd year
                            of .75% until             3% in 3rd and
                            conversion*.              4th years
                                                      2% in 5th year
                                                      1% in 6th year
                                                      0% after 6th year.

CLASS D  None               Service fee of            CDSL of 1% on
                            .25%;                     redemptions within
                            Distribution fee          one year of
                            of up to .75%.            purchase.

----------------------
   * Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund is an open-end diversified management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland in 1982.

     The Fund invests to produce capital gain. Income is not an objective.

     Investing for capital gain ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that the Fund's investment objectives will be attained.

     The Fund seeks to achieve its objective by investing in a portfolio consisting of securities of companies operating in virtually all aspects of the communications, information and related industries. It invests at least 80% of its net assets, exclusive of government securities, short-term notes, cash and cash equivalents, in securities of companies engaged in these industries.

     The communication and use of information using existing and developing technologies is increasingly permeating global civilization. Consequently, there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and put information to use. The pervasive impact of communications and information upon society is being accelerated by the blending of computers with telecommunications systems, with resulting lower costs and higher efficiencies. Accordingly, companies engaged in the production of methods for using electronic technology to communicate information are important in the Fund's portfolio. However, older technologies such as photography and print may also be represented. Companies that successfully converge technologies--medical databases and computer networks for example--are sought for the portfolio.

     The value of Fund shares may be susceptible to factors affecting the communications, information and related industries. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries.

     Although securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market are held in the Fund's portfolio, rapidly changing technologies and the expansion of the communications, information and related industries provide a favorable environment for investing in companies of small to medium size. Securities of smaller, less seasoned companies may be subject to greater price fluctuation, limited liquidity and above-average investment risk.

     The Fund invests primarily in common stocks. It also may invest in securities convertible into or ex-changeable for common stocks, in rights and warrants to purchase common stocks and in debt securities or preferred stocks believed to provide opportunities for capital gain.

     It is the Fund's present intention to invest not more than 5% of its net assets in debt securities which are not rated within the four highest rating categories by Standard & Poor's Rating Service or by Moody's Investors Service, Inc.

     Securities owned are kept under continuing supervision, and changes may be made whenever such securities no longer seem to meet the Fund's capital gain objectives. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on changes. Portfolio turnover may vary with such changes.

     BORROWING. The Fund may from time to time borrow money to increase its portfolio of securities. It may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. The Fund may pledge its assets only to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis. These limits may be changed only by a vote of the shareholders. Current asset value coverage of three times any amount borrowed is required at all times.

     Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense could limit the Fund's net investment income in any given period.


     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers or dealers, banks or other institutional borrowers of securities. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities. The Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower.


     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and, the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager acting pursuant to such procedures will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if, and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     FOREIGN SECURITIES. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts").

     Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.


     OPTIONS TRANSACTIONS. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Fund. The Fund will not purchase options for speculative purposes. Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objective, Policies and Risks" in the Statement of Additional Information.

     GENERAL. Except as noted above, the foregoing investment policies are not fundamental and the Fund's Board of Directors may change such policies without the vote of a majority of the Fund's outstanding voting securities. As a matter of policy, the Board would not change the Fund's investment objective of seeking to produce capital gain without such a vote. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


     YEAR 2000 RISKS. The Fund is dependent upon service providers and their computer systems for its day-to-day operations, and many of the Fund's service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive information relating to the year 2000 and beyond. The Manager, Seligman Financial Services, Inc., and the Fund's custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and shareholder account services to the Fund at cost, has informed the Fund that it does not expect that the cost to the Fund of its services will increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than Seligman Data Corp. will not be borne directly by the Fund. There can be no assurance that the remedial actions taken by the Fund's service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of shareholder services.



MANAGEMENT SERVICES

     THE MANAGER. The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement approved by the Board and the shareholders of the Fund, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.


     The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $20.2 billion at March 31, 1998. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value at March 31, 1998 of approximately $7.4 billion.


     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain other investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

     The Manager is entitled to receive a management fee, calculated daily and payable monthly. The management fee, which was approved by shareholders on February 7, 1996 and became effective on February 8, 1996, is equal to an annual rate of .90% of the Fund's average daily net assets on the first $3 billion of net assets, .85% of the Fund's average daily net assets on the next $3 billion of net assets and .75% of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 1997, the management fee paid by the Fund was equal to .89% of the Fund's average daily net assets.


     The Fund pays all its expenses other than those assumed by the Manager. Total expenses of the Fund's Class A, Class B and Class D shares for the year ended December 31, 1997 amounted to 1.53%, 2.28% and 2.28%, respectively, of the average daily net assets of such class.

     Prior to March 30, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Fund in respect of foreign assets to the extent requested by the Manager. No such advice was ever provided and on March 30, 1998, the Subadvisory Agreement terminated in accordance with its terms. The Manager has no present plans to enter into similar subadvisory arrangements in respect of the Fund.


     PORTFOLIO MANAGEMENT. Paul H. Wick, a Director and Managing Director of the Manager, is Vice President and Portfolio Manager of the Fund and Vice President of Seligman Portfolios, Inc. ("SPI") and Port-folio Manager of SPI's Seligman Communications and Information Portfolio and Co-Portfolio Manager of SPI's Seligman Henderson Global Technology Portfolio. Mr. Wick is also a Vice President of Seligman Henderson Global Fund Series Inc., and Co-Portfolio Manager of its Seligman Henderson Global Technology Fund. Mr. Wick became Portfolio Manager of the Fund on January 18, 1990. Mr. Wick joined the Manager in 1987 as an Associate, Investment Research. He was promoted to Managing Director on January 1, 1995 and elected Director in November, 1997.



     The Manager's discussion of the Fund's performance as well as a line graph illustrating comparative performance information between the Fund, the Standard & Poor's 500 Composite Stock Price Index and the Lipper Science and Technology Funds Average is included in the Fund's 1997 Annual Report to Shareholders. Copies of the 1997 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.

     PORTFOLIO TRANSACTIONS. The Management Agreement recognizes that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates and research and analysis received may be useful to the Manager in connection with its services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

     Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager may consider sales of shares of the Fund and, if permitted by applicable laws, may consider sales of shares of the other Seligman Mutual Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" which may result in the payment by the Fund of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater transactions costs and a possible increase in short-term capital gains or losses. Although it is the policy of the Fund to hold securities for investment, changes in the securities held by the Fund will be made from time to time when the Manager believes such changes will strengthen the Fund's portfolio. The portfolio turnover of the Fund may exceed 100% and has done so in prior years.



PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Fund's shares. Its address is 100 Park Avenue, New York, NY 10017.

     The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.


     Shares of the Fund may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next determined after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE FUND IS $2,500; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS WHICH DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZONSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.


     The minimum amount for initial investment in the fund is $500 for investors who purchase shares of the fund through Merrill Lynch's MFA or MFA Select programs. There is no minimum investment required for investors who purchase shares of the fund through wrap fee programs.

     Purchase orders placed for Class B shares must be for less than $250,000.

     Orders received by an authorized dealer before the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Fund's net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Fund's net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


     Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman Communications & Information Fund, Inc. (A, B or D), A/C #1071011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to the "Seligman Group of Funds," in a postage-paid return envelope or directly to P.O. BOX 9766 PROVIDENCE, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided at the bottom of shareholder account statements) and include the shareholder's name, address, account number, name of Fund and class of shares (A, B or D). Checks sent directly to Seligman Data Corp. and received in good order will be invested at the Fund's net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load.

     IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES FOR NEW ACCOUNTS, OR IN THE
SHAREHOLDER'S EXISTING CLASS FOR ADDITIONAL PURCHASES. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund.

     Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemp-tion proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

     Current shareholders may also purchase additional shares by having funds electronically transferred directly from an employer, the Internal Revenue Service or other government agency, or any institution capable of transmitting payments through the Automated Clearing House ("ACH") network. Purchases may be one-time transactions, or, for those institutions that offer direct deposit programs, may be made on a systematic basis. To utilize this service, the following bank information must be provided to the paying institution:


                                Mellon Bank, N.A.
                             ABA #043000261 A/C No.
                                600FFFNNNNNNNNNN

     "600" IDENTIFIES THE SELIGMAN GROUP OF FUNDS, "FFF" IS THE FUND CODE REPRESENTING THE FUND AND CLASS OF SHARES IN WHICH THE PURCHASE SHOULD BE MADE (this code is available on the back of all shareholder account statements), AND "NNNNNNNNNN" INDICATES THE SHAREHOLDER'S TEN-DIGIT ACCOUNT NUMBER. In addition, the shareholder must indicate that this is a checking account at Mellon Bank. For IRA and group retirement accounts, all electronic purchases will be designated as current year contributions. For more information about this service, please contact Seligman Data Corp.

     VALUATION. The net asset value of the Fund's shares is determined each day, Monday through Friday, as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities traded on a U.S. or foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board determines that amortized cost value does not represent fair market value. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Board of Directors.


     Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.


     CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the schedule below, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan."


--------------------------------------------------------------------------------
                       CLASS A SHARES--SALES LOAD SCHEDULE

                             SALES LOAD AS A
                              PERCENTAGE OF        REGULAR
                           ___________________     DEALER
                                     NET AMOUNT   DISCOUNT
                                      INVESTED    AS A % OF
                          OFFERING   (NET ASSET   OFFERING
 AMOUNT OF PURCHASE         PRICE      VALUE)       PRICE
-------------------        -------    --------    --------
  Less than   $50,000        4.75%      4.99%       4.25%
$   50,000-    99,999        4.00       4.17        3.50
   100,000-   249,999        3.50       3.63        3.00
   250,000-   499,999        2.50       2.56        2.25
   500,000-   999,999        2.00       2.04        1.75
 1,000,000-   or more*          0          0           0

----------------------
   * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."
--------------------------------------------------------------------------------

     There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

     SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of fee will be based on assets held by a "single person" as defined below.


     SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.


     REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

     o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load reaches levels indicated in the above sales load schedule.


     o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Funds on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.

     o A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase, plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


     SPECIAL PROGRAMS. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


     Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such a plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) or other retirement alliance program the sponsor of which has an agreement with SFSI pursuant to which shares are made available at net asset value are not subject to a CDSL.


     CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                 CDSL
-------------------                                  -----
less than 1 year....................................    5%
1 year or more but less than 2 years................    4%
2 years or more but less than 3 years...............    3%
3 years or more but less than 4 years...............    3%
4 years or more but less than 5 years...............    2%
5 years or more but less than 6 years...............    1%
6 years or more.....................................    0%


     Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically into Class A shares, which are subject to an annual service fee of up to .25% but no distribution fee. Shares purchased through reinvestment of dividends and distribution on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.


     Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class

B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by through the exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.


     CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a 1% CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares), made by it to Service Organization (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to assign any Class B CDSL to FEP.


     A CDSL of 1% will also be imposed on redemptions of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.

     The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. ("Morgan Stanley") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

     To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or capital gain distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.

     For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
   (122.449 @ $12.25) as follows:...........................        $1,500.00
                                                                   ==========
Dividend/Distribution shares
   (5 @ $12.25).............................................          $ 61.25
Shares held more than 1 year
   (100 @ $12.25)...........................................         1,225.00
Shares held less than 1 year subject to
   CDSL (17.449 @ $12.25)...................................           213.75
                                                                  -----------
Gross proceeds of redemption................................        $1,500.00
Less CDSL (17.449 shares @
   $12.00 = $209.39 x 1% = $2.09)...........................            (2.09)
                                                                  -----------
Net proceeds of redemption..................................        $1,497.91
                                                                  ===========

     For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 701/2, or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-fee return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with systematic withdrawals; and (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; (g) in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman Mutual Fund, or another similar reorganization transaction.

     If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Fund. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost of SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.



TELEPHONE TRANSACTIONS


     A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Fund shares with proceeds sent to the address of record (up to $50,000 per day per fund account), (ii) exchange of Fund shares for shares of the same class of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. In addition, a shareholder who has current bank information on file with Seligman Data Corp. may redeem shares via telephone and have the proceeds transferred electronically from the shareholder's fund account to the shareholder's predesignated bank account. See "Redemption of Shares." All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     FOR INVESTORS WHO PURCHASE  SHARES BY COMPLETING  AND SUBMITTING AN ACCOUNT
APPLICATION: Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services. A shareholder must provide bank information on the Account Application or a supplemental election form in order to have redemptions via telephone sent to the shareholder's bank account.

     FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election form available from the broker/dealer of record.


     FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.


     FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan's custodian or trustee, and provide a telephone services election form signed by each plan participant.


     All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemption of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Fund's net asset value may fluctuate during such periods.

     The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implement-
ing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or of termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


     A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 9759 Providence, RI 02940-9759, or if the request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail. Return receipt is advisable; however, this may increase mailing time. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

     If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. A signature guarantee is not required if redemption proceeds are transferred electronically to the shareholder's predesignated bank account.


     ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

     In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A shares--Initial Sales Load" above. If

Class B shares are redeemed within six years of purchase a shareholder will receive the net asset value per share next determined after receipt of a request in good order less the applicable CDSL, as described under "Purchase of Shares-Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

     A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge you a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of regular trading on the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of regular trading on the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of regular trading on the NYSE on the next trading day. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


     TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, up to $50,000 per fund account. Proceeds will be sent to the address of record. A shareholder whose bank is a member of the ACH network and who has current bank information on file with Seligman Data Corp. may have redemption proceeds transferred electronically to the shareholder's predesignated bank account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


     For more information about telephone redemptions and the circumstances under which a shareholder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


     GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the Account. With respect to shares purchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Redemptions via telephone to the shareholder's bank account will be transferred electronically within five business days. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account. No interest is earned on the redemption proceeds during this period. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


     The Fund reserves the right to redeem shares owned by a shareholder whose investment in the Fund has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of their investment in the Fund is less than the specified minimum and that they have sixty days to make an additional investment.

     REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Fund or any of the other mutual funds in the Seligman Group. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of the Fund or in any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of regular trading on the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.


     Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES
AND DISTRIBUTION PLAN

     Under the Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), the Fund may pay to SFSI an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Fund. The Manager, in its sole discretion, may also make similar payment to SFSI from its own resources, which may include the management fee that the Manager receives from the Fund.

     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.


     The Plan, as it relates to Class A shares, was approved by shareholders on November 23, 1992 and became effective on January 1, 1993. The Plan is reviewed by the Directors annually. The total amount paid for the year ended December 31, 1997 in respect of the Fund's Class A shares pursuant to the Plan was equal to
 .25% of the Class A shares' average daily net assets.


     Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B and D distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Ser-
vice Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of the sale of Class B shares. In that connection, SFSI has assigned FEP its interest in the fees payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class B and Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations at the time of the sale. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year.

     The Plan, as it relates to Class B shares, was approved by the Directors of the Fund on March 21, 1996 and became effective on April 22, 1996. The Plan, as it relates to Class D shares, was approved by the Directors on March 18, 1993 and became effective May 1, 1993. The total amount paid for the year ended December 31, 1997 by the Fund's Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of Class D shares. The Plan is reviewed by the Directors annually.

     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI shall act as broker/dealer of record for most shareholder accounts that do not have a designated broker/dealer of record, including all such shareholder accounts established after April 1, 1995 and receives compensation for providing personal service and account maintenance to such accounts of record.


EXCHANGE PRIVILEGE


     A shareholder of the Fund may, without charge, exchange at net asset value any part or all of an investment in the Fund for shares of any of the other Seligman Mutual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.


     Class A, Class B or Class D shares may be exchanged only for Class A, Class B or Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


     If shares  that are subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL of the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.


     The Seligman Mutual Funds available under the Exchange Privilege are:

     o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

     o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

     o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

     o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value; income may be considered but will only be incidental to the Fund's investment objective.

     o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

     o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by investing in companies either globally or internationally.


     o SELIGMAN HIGH INCOME FUND SERIES consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series, each of which seeks high current income by investing in debt securities.


     o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

     o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

     o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

     o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)


     o SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of regular trading on the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND SYSTEMATIC WITHDRAWAL PLAN WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in form for transfer.

     The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the Seligman Mutual Funds are available to residents of all states. Before making any exchange a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.


     A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

     Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which unless objected to, are assigned to most shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.


FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE FUND

     Because excessive trading (including short-term, "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Fund's net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     The Fund's net investment income, if any, is paid to shareholders in dividends in December. Payments vary in amount depending on income received from portfolio securities and the costs of operations. The Fund distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually; such distributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.


     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check and sent to the shareholder's address of record or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's account in 3 to 4 business days after the payable date of the dividend or gain distribution.

     In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gains distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has elected telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about electing telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or gain distribution in order to be effective for such dividend or gain distribution. For information on how to have dividend or gain distributions electronically deposited into a shareholder's bank account, contact Seligman Data Corp.


     The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase Of Shares-Valuation."


     Shareholders exchanging shares of one mutual fund for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.



FEDERAL INCOME TAXES

     The Fund intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


     Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

     Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having re-ceived a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months.

     Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.


     In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.


     The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or gain distributions actually received in January of the following year.


     Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

     UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION


     Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States or (212) 850-1864 in the New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by calling toll-free (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

     24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


     ACCOUNT   SERVICES.   Shareholders  are  sent   confirmation  of  financial
transactions in their Account. Other investor services are available. These include:


     o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of Fund shares automatically by electronic funds transfer from the shareholder's savings or checking account, if the bank that maintains the account is a member of ACH or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $200 or more, or regular quarterly intervals in fixed amounts of $500 or more, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $200 in conjunction with the monthly investment option, or a check for at least $500 in conjunction with the quarterly investment option. For investments in the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Fund's minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


     o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Seligman Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 quarterly intervals. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.


     o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, account number, the name of the Fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.

     A shareholder may also direct that dividends payable on shares of other companies be transferred elec-tronically to purchase shares of any Seligman Mutual Fund, if the other company provides this service. See "Purchase of Shares" or contact Seligman Data Corp. for more information.


     o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     o SYSTEMATIC WITHDRAWAL PLAN permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Payments will be sent by check to the address designated by the shareholder or, if elected by a shareholder who has current bank information on file with Seligman data Corp., electronically deposited in to the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 2 to 3 days after the shares are redeemed from the shareholder's fund account. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals will be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this plan immediately, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")


     o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

     o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

     o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1982 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.


     TAX-DEFERRED PLANS. Shares of the Fund may be purchased for:

     --Individual Retirement Accounts (IRAs), including Traditional IRAs, Roth IRAs and Education IRAs;


     --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

     --Simplified Employee Pension Plans (SEPs);

     --Section 401(k) Plans for corporations and their employees;

     --Section  403(b)(7)  Plans for  employees  of public  school  systems  and
certain  non-profit   organizations  who  wish  to  make  deferred  compensation arrangements; and

     --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

     These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You may also receive information through an authorized dealer.


ADVERTISING THE FUND'S PERFORMANCE

     From time to time the Fund advertises its "total return" and "average annual total return", each of which are calculated separately for Class A, Class B and Class

D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B or Class D of the Fund would have earned over a specified period of time (for example, one, five and ten-year or since inception periods) assuming the payment of the maximum sales load, if any (or CDSL, upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception); i.e., the average annual compound rate of return. The total return and average annual total return of Class A shares quoted from time to time through December 31, 1992 have not been adjusted to reflect the deduction of the administration, shareholder services and distribution fee, which if reflected would reduce the performance quoted. The total return and average annual total return quoted from time to time for Class A and Class D shares for periods prior to February 8, 1996 do not reflect the increase in the management fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

     From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.



ORGANIZATION AND CAPITALIZATION

     The Fund is an open-end diversified management investment company incorporated under the laws of the state of Maryland in 1982. The Fund is authorized to issue 1,000,000,000 shares of common stock, each with a par value of $0.10, divided into three classes. Each share of the Fund's Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a Plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

                              TERMS AND CONDITIONS

                           GENERAL ACCOUNT INFORMATION

     Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement Stock certificates, and certain waiver of probate procedures will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE

     The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Fund's minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned as uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee may be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that has closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a check for at least $200 in connection with the monthly investment option or a check for at least $500 in connection with the quarterly investment option. If a shareholder uses the Invest-A-Check(R) Service to make an IRA or group retirement plan investment, the purchase will be credited as a current year contribution.

                           SYSTEMATIC WITHDRAWAL PLAN

     A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day of each month designated by the shareholder (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B and Class D shares, any applicable CDSL. Systematic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such stock. Under this plan, a Class B and Class D shareholder who reinvests both dividends and capital gain distributions in additional shares may withdraw up to 12%, or 10%, respectively, of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this plan. A shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The plan may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This plan is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Plan is in effect.

                      LETTER OF INTENT--CLASS A SHARES ONLY

     Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, a shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, a shareholder has not paid this additional sales load to Seligman Financial Services, Inc. sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

     Shares of Seligman Cash Management Fund which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Rights of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                                                                            5/98

                                    SELIGMAN

                   COMMUNICATIONS AND INFORMATION FUND, INC.



                          SELIGMAN FINANCIAL SERVICES
                                an affiliate of

                                   [GRAPHIC]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017



EQC11 5/98

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1998
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                    100 Park Avenue New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll Free Telephone (800) 221-2450
      For Retirement Plan Information - Toll Free Telephone (800) 445-1777

     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Communications and Information Fund, Inc., (the "Fund") dated May 1, 1998. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

         The Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than 6 years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

         Each Class A, Class B and Class D share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher ongoing fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                                TABLE OF CONTENTS

                                                                      Page

Investment Objective,Policies and Risks................................ 2
Investment Limitations ................................................ 3
Directors and Officers................................................. 4
Management and Expenses................................................ 8
Administration, Shareholder Services and
 Distribution Plan..................................................... 9
Portfolio Transactions................................................. 9
Purchase and Redemption of FundShares................................. 10
Distribution Services................................................. 12
Valuation............................................................. 13
Performance........................................................... 14
General Information................................................... 15
Financial Statements.................................................. 16
Appendix ............................................................. 17

 EQCI1A

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS


   The Fund seeks to produce capital gain by investing in a portfolio consisting of securities of domestic and foreign companies operating in virtually all aspects of the communications, information and related industries.

   Illustrative subsegments of these industries include:

                                  o Advertising
                        o Broadcasting and Entertainment
                                o Cellular Radio
                    o Computer-Aided Design and Manufacturing
                        o Computer Graphics and Software
       o Local Networking and Linkage of Word and Data Processing Systems
                              o Medical Technology
                             o Proprietary Databases
                          o Publishing and Print Media
                                o Semiconductors
                       o Specialized Information Services

     The Fund may hold securities of smaller, less-seasoned companies. The disposition of some of the securities held by the Fund may be restricted under the federal securities laws. Generally, such "restricted securities" may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933. As a result, the Fund may not be able to dispose of such investments at a time when or at a price at which it desires to do so and may have to bear expenses of registering these securities, if necessary. Market value for these securities, if quotations are not readily available, will be fair value as determined in good faith by the Fund's Board of Directors. The Fund will not invest more than 15% of its net assets in illiquid securities including restricted securities.

     The  following   information   regarding  the  Fund's  investment  policies
supplements the information contained in the Prospectus.

     BORROWING. The Fund may from time to time borrow money from banks to increase its portfolio of securities.

     Borrowings are subject to any applicable limitations under regulations of the Federal Reserve Board. Current asset value coverage of three times any amount borrowed is required at all times. No borrowings occurred in 1997, 1996 and 1995.

     Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

   PURCHASING PUT OPTIONS ON SECURITIES. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

     Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

     The Fund's ability to engage in option transactions may be limited by tax considerations.

REPURCHASE Agreements. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested. The Fund has no present intention of entering into repurchase agreements in the future.

     Except as indicated above or as described under "Investment Limitations" below, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of its outstanding voting securities (as defined on page 4).

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. High portfolio turnover involves correspondingly greater transactions costs and a possible increase in short-term capital gains or losses. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded. The Fund's portfolio turnover rates for the years ended December 31, 1997 and 1996 were 164.57% and 121.32%, respectively.

                             INVESTMENT LIMITATIONS

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

o Borrow money, except in an amount not to exceed one-third of the value of its total assets less liabilities other than such borrowing; or mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis;

o Purchase securities on "margin," or sell "short," write or purchase put, call, straddle or spread options, except that the Fund may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets (taken at market) in securities of any one issuer other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 25% of the value of its total assets in any one industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

o Purchase or sell commodities and commodity contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

o Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans;

   Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

   Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

WILLIAM C. MORRIS*            Director,  Chairman of the Board,  Chief Executive
 (60)                         Officer and Chairman of the Executive Committee

                              Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment
                              Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Advisors Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                Director,  President  and Member of the  Executive
 (45)                         Committee

                              Director  and  President,  J. & W.  Seligman & Co.
                              Incorporated, investment managers and advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman, Seligman Data Corp., shareholder service agent; and Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Advisors, Inc., advisers; Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

----------
1 The Fund has applied for and received an exemptive order from the Securities and Exchange Commission that would permit it to purchase shares of other investment companies advised by the Manager for the limited purpose of hedging its obligations in connection with the deferred fee arrangement for outside directors referred to under "Directors and Officers" below.

RICHARD R. SCHMALTZ*          Director  and  Member of the  Executive  Committee
 (57)

                              Director and Managing Director, Director of Investments, J. & W. Seligman & Co. Incorporated; Director of Seligman Henderson Co. and Trustee Emeritus of Colby College; formerly, Director of Research at Neuberger & Berman from May 1993 to September 1996 and Executive Vice President of McGlinn Capital from July 1987 to May 1993.

JOHN R. GALVIN                Director
 (68)
                              Dean,  Fletcher  School  of Law and  Diplomacy  at
                              Tufts   University;   Director  or  Trustee,   the
                              Seligman Group of Investment Companies;  Chairman,
                              American  Council on  Germany;  a Governor  of the
                              Center for Creative Leadership; National Committee
                              on   U.S.-China   Relations,    National   Defense
                              University;  the Institute  for Defense  Analysis;
                              and Raytheon Co., electronics; formerly, Director,
                              USLIFE  Corporation,  life insurance;  Ambassador,
                              U.S. State  Department for negotiations in Bosnia;
                              Distinguished   Policy   Analyst   at  Ohio  State
                              University  and Olin  Distinguished  Professor  of
                              National  Security  Studies at the  United  States
                              Military  Academy.  From June, 1987 to June, 1992,
                              he was the Supreme  Allied  Commander,  Europe and
                              the  Commander-in-Chief,  United  States  European
                              Command.   Tufts   University,   Packard   Avenue,
                              Medford, MA 02155

ALICE S. ILCHMAN  Director    President,  Sarah  Lawrence  College;  Director or
 (63)                         Trustee,   the   Seligman   Group  of   Investment
                              Companies;   and  the   Committee   for   Economic
                              Development; Chairman, The Rockefeller Foundation,
                              charitable  foundation;   formerly,  Trustee,  The
                              Markle Foundation, philanthropic organization; and
                              Director,    NYNEX,    telephone   company;    and
                              International   Research   and   Exchange   Board,
                              intellectual  exchanges.  Sarah Lawrence  College,
                              Bronxville, NY 10708

FRANK A. McPHERSON            Director
 (65)
                              Director;   various   corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  Kimberly-Clark  Corporation,  consumer
                              products;   Bank  of  Oklahoma   Holding  Company;
                              Baptist  Medical Center;  Oklahoma  Chapter of the
                              Nature  Conservancy;   Oklahoma  Medical  Research
                              Foundation;  and National  Boys and Girls Clubs of
                              America; and Member of the Business Roundtable and
                              National Petroleum Council; formerly,  Chairman of
                              the Board and Chief Executive Officer,  Kerr-McGee
                              Corporation, diversified energy company; Chairman,
                              Oklahoma  City  Public  Schools  Foundation;   and
                              Director,  Federal  Reserve  System's  Kansas City
                              Reserve  Bank;  and the  Oklahoma  City Chamber of
                              Commerce.  123  Robert  S. Kerr  Avenue,  Oklahoma
                              City, OK 73102


JOHN E. MEROW                 Director
 (68)
                              Retired  Chairman and Senior  Partner,  Sullivan &
                              Cromwell,  law  firm;  Director  or  Trustee,  the
                              Seligman    Group   of    Investment    Companies;
                              Commonwealth  Industries,  Inc.,  manufacturer  of
                              aluminum  sheet   products;   the  Foreign  Policy
                              Association;  Municipal  Art  Society of New York;
                              the U.S. Council for International  Business;  and
                              The New York and Presbyterian Hospital;  Chairman,
                              American Australian Association;  and The New York
                              and Presbyterian Hospital Care Network,  Inc.; and
                              Vice-Chairman,   the  U.S.-New   Zealand  Council;
                              Member of the American Law Institute and Council on Foreign Relations. 125 Broad Street, New York,
                              NY 10004

BETSY S. MICHEL               Director
 (55)
                              Attorney;  Director or Trustee, the Seligman Group
                              of Investment Companies; Trustee, The Geraldine R.
                              Dodge  Foundation,   charitable  foundation;   and
                              Chairman of the Board of Trustees of St.  George's
                              School  (Newport,  RI);  formerly,  Director,  the
                              National   Association  of   Independent   Schools
                              (Washington,  DC). St.  Bernard's  Road,  P.O. Box
                              449, Gladstone, NJ 07934

JAMES C. PITNEY               Director
 (71)
                              Retired Partner, Pitney, Hardin, Kipp & Szuch, law
                              firm;  Director or Trustee,  the Seligman Group of
                              Investment   Companies;   and   Director,   Public
                              Broadcasting  Service (PBS);  formerly,  Director,
                              Public Service  Enterprise Group,  public utility.
                              Park  Avenue  at  Morris  County,  P.O.  Box 1945,
                              Morristown, NJ 07962-1945


JAMES Q. RIORDAN               Director
 (70)
                              Director, various corporations; Director or Trustee, the Seligman Group of Investment Companies; The Houston Exploration Company; The Brooklyn Museum; The Brooklyn Union Gas Company; the Committee for Economic Development; and Public Broadcasting Service (PBS); formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director and Vice Chairman, Mobil Corporation; Director, Tesoro Petroleum Companies, Inc.; Dow Jones & Co., Inc.; and Director and President, Bekaert Corporation. 675 Third Avenue, Suite 3004, New York, NY 10017


ROBERT L. SHAFER              Director
 (65)
                              Director,   various   corporations;   Director  or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;  formerly Vice President,  Pfizer Inc.,
                              pharmaceuticals; and Director, USLIFE Corporation,
                              life insurance. 235 East 42nd Street, New York, NY
                              10017

JAMES N. WHITSON              Director
 (63)
                              Director,  Sammons Enterprises,  Inc.; Director or
                              Trustee,   the   Seligman   Group  of   Investment
                              Companies;    C-SPAN;    and   CommScope,    Inc.,
                              manufacturer   of   coaxial   cables;    formerly,
                              Executive  Vice  President  and  Chief   Operating
                              Officer, Sammons Enterprises,  Inc.; and Director,
                              Red Man Pipe and Supply Company, piping and other materials. 5949 Sherry Lane, Suite 1900, Dallas,
                              TX 75225

PAUL H. WICK                  Vice President and Portfolio Manager
 (35)
                              Director and  Managing  Director  (formerly,  Vice
                              President, Investment Officer), J. & W. Seligman &
                              Co.   Incorporated,    investment   managers   and
                              advisers;  Vice  President and Portfolio  Manager,
                              two other  open-end  investment  companies  in the
                              Seligman  Group  of  Investment   Companies;   and
                              Portfolio   Manager,   Seligman   Henderson   Co.,
                              adviser.

LAWRENCE P. VOGEL             Vice President
 (41)
                              Senior Vice President, Finance, J. & W. Seligman &
                              Co.   Incorporated,    investment   managers   and
                              advisers;   Seligman  Financial  Services,   Inc.,
                              broker/dealer;    and    Seligman    Data   Corp.,
                              shareholder  service agent;  Vice  President,  the
                              Seligman  Group  of  Investment   Companies;   and
                              Seligman  Services,   Inc.,   broker/dealer;   and
                              Treasurer,   Seligman   Henderson  Co.,  advisers;
                              formerly,   Senior   Vice   President,    Seligman
                              Advisors, Inc., advisers; and Treasurer,  Seligman
                              Holdings, Inc., holding company.

FRANK J. NASTA                Secretary
 (33)
                              Senior  Vice  President,  Law and  Regulation  and
                              Corporate  Secretary,  J.  &  W.  Seligman  &  Co.
                              Incorporated,  investment  managers and  advisers;
                              Secretary,   the  Seligman   Group  of  Investment
                              Companies;   Seligman  Financial  Services,  Inc.,
                              broker/dealer;  Seligman  Henderson Co., advisers;
                              Seligman Services, Inc.,  broker/dealer;  Seligman
                              Data Corp.,  shareholder service agent;  formerly,
                              Senior  Vice  President,  Law and  Regulation  and
                              Corporate  Secretary,   Seligman  Advisors,  Inc.,
                              advisers; and an attorney at Seward and Kissel, law firm.

THOMAS G. ROSE                Treasurer
 (40)
                              Treasurer,   the  Seligman   Group  of  Investment
                              Companies; and Seligman Data Corp., shareholder service agent.


   The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                               Compensation Table

                                                                               PENSION OR
                                                        AGGREGATE          RETIREMENT BENEFITS        TOTAL COMPENSATION
                                                       COMPENSATION        ACCRUED AS PART OF            FROM FUND AND
     POSITION WITH FUND                               FROM FUND (1)           FUND EXPENSES           FUND COMPLEX (1)(2)
     ------------------                               -------------           -------------           -------------------

William C. Morris, Director and Chairman                   N/A                     N/A                        N/A
Brian T. Zino, Director and President                      N/A                     N/A                        N/A
Richard R. Schmaltz, Director                              N/A                     N/A                        N/A
Fred E. Brown, Director Emeritus**                         N/A                     N/A                        N/A
John R. Galvin, Director                                $6,773.18                  N/A                     $69,000.00
Alice S. Ilchman, Director                               6,705.55                  N/A                      65,000.00
Frank A. McPherson, Director                             6,741.26                  N/A                      66,000.00
John E. Merow, Director                                  6,705.55                  N/A                      65,000.00
Betsy S. Michel, Director                                6,773.18                  N/A                      69,000.00
James C. Pitney, Director                                6,694.91                  N/A                      64,000.00
James Q. Riordan, Director                               6,751.90                  N/A                      67,000.00
Robert L. Shafer, Director                               6,751.90                  N/A                      67,000.00
James N. Whitson, Director                               6,762.54(d)               N/A                      68,000.00(d)


----------
(1) Based on remuneration received by the Directors of the Fund for the year ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**    Retired as Director and designated Director Emeritus on March 20, 1997.

(d)   Deferred.

     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of December 31, 1997 was $22,121. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $52,272 and $39,841, respectively, as of December 31, 1997. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

   Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies in the Seligman Group. Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A Capital Stock at March 31, 1998. As of that date, no Directors or officers owned shares of the Fund's Class B or Class D Capital Stock.

   As of March 31, 1998, 22,462,640 Class A shares of the Fund, or 10.76% of the Fund's capital stock and 16.70% of the Fund's Class A capital stock then outstanding; and 15,379,305 Class D shares of the Fund, or 7.37% of the Fund's capital stock and 33.92% of the Fund's Class D capital stock then outstanding were registered in the name of Merrill Lynch Pierce Fenner & Smith, P.O. Box 45286, Jacksonville, FL 32232-5286.

                            MANAGEMENT AND EXPENSES

     Under the Management Agreement, dated December 29, 1988, as amended February 8, 1996, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated, (the "Manager") manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

   The Fund pays the Manager a management fee for its services, calculated daily and payable monthly. The management fee is equal to .90% of the Fund's average daily net assets on the first $3 billion of net assets, .85% of the Fund's average daily net assets on the next $3 billion of net assets and .75% of the Fund's average daily net assets in excess of $6 billion. For the years ended December 31, 1997 and 1996, the Fund paid management fees equal to .89% per annum of its average daily net assets or $35,523,038 and $25,710,954, respectively; for the year ended December 31, 1995, the Fund paid management fees equal to .75% per annum of its average daily net assets or $14,159,819.

   The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies including fees and expenses for qualifying the Fund and its shares under Federal and state securities laws, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by (or serve as a Director of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

   The Management Agreement was initially approved by the Board of Directors on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement effective February 8, 1996 to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on February 7, 1996. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See the Appendix for further history of the Manager.


   Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the
Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

   The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

   Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     The  Fund  has  adopted  an   Administration,   Shareholder   Services  and
Distribution Plan for each Class (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

   The Plan was approved on July 16, 1992 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of Shareholders held on November 23, 1992. The Plan became effective in respect of the Class A shares on January 1, 1993. The Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The Plan was approved in respect of the Class D shares on March 18, 1993 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The Plan will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plan may be made except by a majority of both the Directors and Qualified Directors.

   For the year ended December 31, 1997, Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, received payments of $7,044,674 under the Plan in respect of Class A shares, or 0.25% per annum of the average daily net assets of Class A shares. This amount was used primarily to pay Service
Organizations on a continuing basis for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1997, fees incurred by the Fund in respect of Class B shares amounted to $2,784,474, or 1.00% per annum of the average daily net assets of Class B shares. Of this amount, 0.725% per annum was paid directly to FEP Capital, L.P. ("FEP") to compensate it for having funded, at the time of sale (i) the 4% commission paid to selling brokers and (ii) a payment of 0.25% of sales to SFSI; 0.025% per annum was paid to SFSI; and the remaining 0.25% per annum was paid to SFSI which, in turn, made an equal payment to Service Organizations for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1997, fees incurred in respect of Class D shares amounted to $8,713,305, or 1.00% per annum of the average daily net assets of Class D shares. This amount was paid to SFSI and, in the first twelve months after a sale, reimbursed it primarily for the 1% payment made to dealers at the time of sale and for certain other direct distribution costs. After the first twelve months, fees paid to SFSI are used to pay a continuing fee to Service Organizations.

   The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

   The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Fund.


   In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

     When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

     Total brokerage commissions paid to others for the execution, research and statistical services for the Fund for the years ended December 31, 1997, 1996 and 1995 were $7,436,884, $4,496,690 and $1,862,874, respectively.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     The Fund issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4.75% and Class B and Class D shares are sold at net asset value. Using the Fund's net asset value at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

     CLASS A

     Net asset value per Class A share ..............................  $23.25

     Maximum sales load (4.75% of offering price) ...................    1.16
                                                                       ------
     Offering price to public .......................................  $24.41
                                                                       ======
     CLASS B

     Net asset value and offering  price per share* .................  $21.94
                                                                       ======
     CLASS D

     Net asset value and offering price per share** .................  $21.91
                                                                       ======

----------
* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years.
** Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in the Prospectus.

CLASS A SHARES - REDUCED INITIAL SALE LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the foregoing reductions.

     VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other Seligman Mutual Funds which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

     THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase, will be taken into account in orders placed through a dealer, however, only if SFSI is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the sales load schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions-Letter of Intent-Class A Shares Only" in the back of the Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, tax-exempt organizations under Section 501(c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Fund's Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus any applicable sales load) although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value which is readily ascertainable. (See "Valuation.")

FURTHER TYPES OF REDUCTIONS. Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman
Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

     Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

                              DISTRIBUTION SERVICES

     SFSI acts as general distributor of the shares of the Fund and of the other Seligman Mutual Funds. The Fund and SFSI are parties to a Distributing Agreement, dated January 1, 1993. As general distributor of the Fund's Capital Stock, SFSI allows commissions to all dealers, as indicated in the Prospectus. Pursuant to agreements with the Fund, certain dealers may also provide sub-accounting and other services for a fee. SFSI receives the balance of sales loads and any CDSLs paid by investors. The balance of sales loads paid by investors and received by SFSI in respect of Class A shares amounted to $2,126,669 in 1997, after allowance of $17,264,591 as commissions to dealers;
$3,145,037 in 1996,  after  allowance of  $25,669,252 as commissions to dealers;
$7,741,414 in 1995, after allowance of $63,320,055 as commissions to dealers. For the years ended December 31, 1997, 1996 and 1995, SFSI retained CDSL charges from Class D shares and on certain redemptions of Class A shares occurring within eighteen months of purchase amounting to $266,694, $581,998 and $590,507, respectively.

     SFSI has assigned its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also assigned its rights to the distribution fees with respect of Class B shares received by it pursuant to the Plans (other than the portion of such fees used to make ongoing shareholder servicing payments to Service Organizations as described in the Prospectus) to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the assignment of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amounts of such payments from FEP and the Class B distribution fees retained by SFSI for the year ended December 31, 1997 and the period ended December 31, 1996 were $1,048,230 and $287,656, respectively.

     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the years ended December 31, 1997 and 1996 and for the period April 1, 1995 through December 31, 1995, SSI received commissions of $494,285, $772,408 and $4,030,095, respectively, from sales of Fund shares. SSI also received distribution and service fees of $961,731, $714,490 and $291,225, respectively, pursuant to the Plan.

                                    VALUATION

     Net asset value per share of each class of the Fund is determined as of the close of regular trading on the NYSE, (normally, 4:00 p.m. Eastern time), each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee with respect to such shares.


     Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.


     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                   PERFORMANCE

     The Fund's average annual total returns of Class A shares for the one-year, five-year and ten-year periods ended December 31, 1997 were 17.12%, 28.01% and 22.73%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of public offering price and assuming that all of the dividends and gain distributions by the Fund over the relevant time period were reinvested. It was then assumed that at the end of these periods the entire amount was redeemed. The average annual total returns were then determined by calculating the annual rate required for the initial investment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). The average annual total returns for Class B shares of the Fund for the one-year period and the period April 22, 1996 (inception) through December 31, 1997 were 17.11% and 17.03%, respectively. This return was computed assuming that all of the dividends and gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the applicable CDSL (5% for the one-year period and 4% for the period since inception). The average annual total returns for Class D shares of the Fund for the one-year period ended December 31, 1997 and the period May 3, 1993 (inception) through December 31, 1997 were 20.89% and 30.65%, respectively. These returns were computed assuming that all of the dividends and gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     Table A below illustrates the total return (income and capital) on Class A shares of the Fund with dividends, if any, invested and gain distributions taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the 4.75% sales load, made on January 1, 1988 had a value of $7,754 on December 31, 1997, resulting in an aggregate total return of 675.43%. Table B illustrates the total return (income and capital) on Class B shares of the Fund with dividends, if any, invested and gain distributions taken in shares. It shows that a $1,000 investment in Class B made on April 22, 1996 (commencement of offering of Class B shares) had a value of $1,305 on December 31, 1997, after subtracting the 4% CDSL, resulting in an aggregate total return of 30.51%. Table C illustrates the total return (income and capital) on Class D shares of the Fund with dividends, if any, invested and gain distributions taken in shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of offering of Class D shares) had a value of $3,482 on December 31, 1997 resulting in an aggregate total return of 248.17%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                            TABLE A - CLASS A SHARES


                                                     VALUE OF
YEAR            VALUE OF INITIAL    VALUE OF GAIN    DIVIDEND                     TOTAL
ENDED 1           INVESTMENT 2      DISTRIBUTION     INVESTED  TOTAL VALUE 2   RETURN 1, 3
------          ---------------     -------------    --------  ------------    -----------
12/31/88            $  941            $   81           $--        $1,022
12/31/89               945               385            --         1,330
12/31/90               829               354            --         1,183
12/31/91             1,081               751            --         1,832
12/31/92             1,149             1,000            --         2,149
12/31/93             1,255             1,649            --         2,904
12/31/94             1,556             2,374            --         3,930
12/31/95             2,056             3,579            --         5,635
12/31/96             2,197             4,110            --         6,307
12/31/97             2,173             5,581            --         7,754        675.43%

                            TABLE B - CLASS B SHARES

                                                     VALUE OF
YEAR/PERIOD     VALUE OF INITIAL    VALUE OF GAIN    DIVIDEND                     TOTAL
ENDED 1           INVESTMENT 2      DISTRIBUTION     INVESTED  TOTAL VALUE 2   RETURN 1, 3
------          ---------------     -------------    --------  ------------    -----------

12/31/96            $1,052            $   51           $--        $1,103
12/31/97               980               325            --         1,305        30.51%



                            TABLE C - CLASS D SHARES


                                                     VALUE OF
YEAR/PERIOD     VALUE OF INITIAL    VALUE OF GAIN    DIVIDEND                     TOTAL
ENDED 1           INVESTMENT 2      DISTRIBUTION     INVESTED  TOTAL VALUE 2   RETURN 1, 3
------          ---------------     -------------    --------  ------------    -----------

12/31/93            $1,088            $  261           $--        $1,349
12/31/94             1,333               474            --         1,807
12/31/95             1,744               828            --         2,572
12/31/96             1,847             1,010            --         2,857
12/31/97             1,790             1,692            --         3,482        248.17%


1 For the ten years ended December 31, 1997; from commencement of offering of Class B shares on April 22, 1996; and from commencement of offering of Class D shares on May 3, 1993.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load, and CDSL, if applicable, assumes that all dividends and capital gains distributions were taken in cash and reflect changes in the net asset value of the shares purchased with they hypothetical initial investment. "Total Value" reflects the effect of the CDSL, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.

3 "Total Return" for each class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period, subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

     No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

     The total return and average annual total return of the Class A shares quoted through December 31, 1992 do not reflect the deduction of the administration, shareholder services and distribution fee, effective January 1, 1993; and for Class A and Class D shares through February 7, 1996, do not reflect the increase in management fee approved by the shareholders on February 7, 1996 and became effective February 8, 1996, which fees, if reflected, would reduce the performance quoted.

     The Fund may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                               GENERAL INFORMATION

     It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles of Incorporation.

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS

     The Annual Report to Shareholders for the year ended December 31, 1997 contains a schedule of the investments as of December 31, 1997, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this Statement of Additional Information.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

o    Helps  finance  America's  fledgling  railroads  through  underwritings
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

      Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United
     Artists  Theater  Circuit  and  Victor  Talking  Machine   Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940. o
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund and Seligman Quality Municipal Fund, two closed-end funds that invest in high-quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                                               File No. 2-80168
                                                                       811-3596
================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

COMMON STOCKS  93.7%

COMMUNICATIONS
INFRASTRUCTURE  6.7%

Aspect Telecommunications*
  Developer and manufacturer
  of automated call distribution
  equipment                         1,656,000   $   34,776,000

CIDCO*(o)
  Manufacturer of telephone
  caller identification systems     1,500,000       28,593,750

Cisco Systems*
  Manufacturer of computer
  network routers and switches      1,200,000       66,975,000

Diamond Lane Communications*#
  Designer of high-speed ADSL
  modems and related networking
  equipment                           202,020        1,999,998

ECI Telecommunications (Israel)
  Manufacturer of digital
  telecommunications and data
  transmissions systems             2,350,000       60,071,875

L.M. Ericsson Telefon (ADRs)
(Sweden)
  Manufacturer of
  telecommunications equipment        150,000        5,601,563

Excel Switching*
  Designer and marketer of
  wireless switching equipment        890,000       15,964,375

Lucent Technologies
  Manufacturer of
  telecommunications equipment        150,000       11,981,250

Nokia (Class A) (ADRs) (Finland)
  Developer and manufacturer of
  telecommunications systems          116,300        8,141,000

Oak Industries*(o)
  Manufacturer of cable
  television connectors and
  fiber optics components           1,050,000       31,171,875

QUALCOMM*
  Developer, manufacturer, and
  marketer of communications
  systems and products                200,000       10,106,250

Tellabs*
  Designer, manufacturer, and
  marketer of telecommunications
  transmission equipment              600,000       31,668,750
                                                --------------
                                                   307,051,686
                                                --------------
COMPUTER HARDWARE/
PERIPHERALS  19.1%

Adaptec*
  Supplier of computer
  input/output systems              1,850,000       68,796,875

American Power Conversion*
  Manufacturer of constant
  power supply products             2,050,000       48,559,375

Creative Technology*
  Marketer of PC audio
  products                          4,250,000       93,234,375

Data General*
  Multi-processor computers
  and data storage systems          1,000,000       17,437,500

Electronics for Imaging*(o)
  Manufacturer of peripherals
  for color copiers                 4,600,000       76,331,250

EMC*
  Manufacturer of enterprise
  data storage systems              7,050,000      193,434,375

Encad*(o)
  Designer and marketer of
  wide-format printer products        750,000       20,812,500

Gateway 2000*
  Manufacturer and direct
  marketer of personal
  computers                         1,050,000       34,256,250

In Focus Systems*(o)
  Manufacturer of portable
  projection systems                  685,000       21,020,937

Lexmark International Group
(Class A)*
  Manufacturer of laser and
  inkjet printers and cartridges    2,298,500       87,343,000

Read-Rite*(o)
  Manufacturer of recording
  heads for disk drives             3,800,000       60,325,000

Storage Technology*
  Tape- and disk-based data
  storage equipment                 2,400,000      148,650,000
                                                --------------
                                                   870,201,437
                                                --------------
COMPUTER SOFTWARE  15.9%

3DO*(o)
  Developer of video game and
  PC entertainment software         2,200,000        4,778,125

----------
See footnotes on page   .

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

COMPUTER SOFTWARE (continued)

Activision*(o)
  Developer of video game and
  PC entertainment software         1,000,000   $   17,937,500

Ambit Design Systems*#
  Developer of integrated
  circuit design software             500,000        2,000,000

ANSYS*(o)
  Developer of engineering
  analysis software                 1,350,000        9,660,937

Cadence Design System*
  Electronic design
  automation software               2,350,000       57,575,000

CheckPoint Software Technology
  Developer of network
  "firewall" security software         50,000        2,043,750

Compuware*
  Mainframe software and
  consulting services               1,600,000       51,250,000

CrossRoads Software*#
  Developer of connecting
  software to link
  client/server applications          800,000        4,000,000

Electronic Arts*
  Developer, marketer, and
  distributor of entertainment
  software                          1,250,000       47,304,688

Gemstar International Group*
(Bermuda)
  Developer and marketer of
  proprietary VCR programming
  software                          1,075,000       25,867,188

Microsoft*
  Developer of personal
  computer operating systems
  and application software            175,000       22,613,281

Network Associates*(o)
  Supplier of network
  security and management
  solutions                         2,400,000      126,675,000

Parametric Technology*
  Developer of mechanical
  design software                   2,600,000      123,012,500

Simulation Sciences*
  Provider of application
  software for the petroleum
  and chemical industries             500,000        8,125,000

Structural Dynamics Research*(o)
  Developer of mechanical
  design software                   3,250,000       73,531,250

Synopsys*
  Developer of integrated circuit
  design software                   3,000,000      107,062,500

Viasoft*
  Software and services vendor
  specializing in "Year 2000"
  testing                             950,000       40,196,875
                                                --------------
                                                   723,633,594
                                                --------------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS  4.0%

ADFlex Solutions*(o)
  Manufacturer of
  flexible circuit boards             900,000       14,681,250

Hadco*(o)
  Manufacturer of complex
  printed circuit boards            1,125,000       50,941,406

Jabil Circuit*
  Electronic contract
  manufacturing services            1,400,000       55,475,000

Sanmina*
  Manufacturer of back planes
  and provider of contract
  manufacturing services              930,000       63,298,125
                                                --------------
                                                   184,395,781
                                                --------------
ELECTRONICS CAPITAL
EQUIPMENT  15.8%

Applied Materials*
  Manufacturer of
  semiconductor fabrication
  equipment                         2,000,000       60,187,500

ASM Lithography* (Netherlands)
  Manufacturer of
  photolithography equipment          400,000       27,025,000

ASM Lithography* (Netherlands)
  Manufacturer of
  photolithography equipment          600,000       39,378,240

Asyst Technologies*(o)
  Manufacturer of miniature
  clean-room environments
  for the manufacture of
  silicon wafers                      630,000       13,860,000

----------
See footnotes on page   .

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

ELECTRONICS CAPITAL
EQUIPMENT (continued)

Cognex*(o)
  Manufacturer of machine
  vision systems                    2,350,000     $ 64,184,375

Credence Systems*(o)
  Manufacturer of automated
  semiconductor test equipment      2,180,000       64,446,250

Electro Scientific Industries*(o)
  Manufacturer of memory
  circuit repair systems and
  circuit board drilling systems    1,110,000       42,526,875

Etec Systems*(o)
  Designer and manufacturer
  of photomask manufacturing
  systems                           1,800,000       83,587,500

Integrated Process Equipment*(o)
  Manufacturer of chemical
  mechanical polishing
  equipment                           500,000        7,890,625

KLA-Tencor*
  Manufacturer of wafer
  inspection and metrology
  equipment                         2,100,000       81,046,875

Kulicke & Soffa Industries*(o)
  Manufacturer of semiconductor
  packaging equipment               2,300,000       42,981,250

Novellus Systems*(o)
  Manufacturer of chemical vapor
  deposition equipment              2,725,000       88,136,719

Teradyne*
  Manufacturer of semiconductor
  test equipment                    3,250,000      104,000,000
                                                --------------
                                                   719,251,209
                                                --------------
INFORMATION SERVICES   7.6%

BISYS Group*
  Provider of data processing
  services for banks                1,090,000       36,378,750

Computer Sciences*
  Computer services and
  systems integration                 500,000       41,750,000

First Data*
  Transaction processing services   2,400,000       70,200,000

Galileo International
  Provider of travel reservation
  data services                     1,850,000       51,106,250

Gartner Group (Class A)*
  Provider of information
  technology consulting and
  training products                 2,025,000       75,557,813

Information Resources*
  Provider of computerized
  databases and software
  products                          1,000,000       13,437,500

Mastech*
  Provider of information
  technology services               1,150,000       36,656,250

Unisys*
  Manufacturer of business
  information systems               1,600,000       22,200,000
                                                --------------
                                                   347,286,563
                                                --------------
MEDIA  10.3%

Belo (A.H.) (Class A)*
  Diversified media company
  with interests in television,
  publishing, and electronic
  media                               825,000       46,303,125

CBS
  Radio and television
  broadcasting                      5,000,000      147,187,500

Chancellor Media*
  Radio broadcasting                1,625,000      121,316,407

CKS Group*(o)
  Internet advertising
  services                          1,025,000       14,510,156

Clear Channel Communications*
  Owner and operator of radio
  and television stations             520,000       41,307,500

Cox Radio (Class A)*
  Operator of radio stations          860,000       34,615,000

Time Warner
  Diversified media and
  entertainment company               500,000       31,000,000

Universal Outdoor Holdings*
  Outdoor advertising such
  as billboards                       600,000       31,275,000
                                                --------------
                                                   467,514,688
                                                --------------
----------
See footnotes on page   .

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

SEMICONDUCTORS  13.3%

Altera*
  Designer and manufacturer
  of field-programmable
  logic devices                       500,000     $ 16,578,125

Atmel*
  Manufacturer of non-volatile
  memory circuits                   1,000,000       18,593,750

Dallas Semiconductor
  Designer, manufacturer, and
  marketer of specialty
  semiconductors                    1,119,400       45,615,550

International Rectifier*
  Manufacturer of power
  semiconductors                    1,300,000       15,356,250

Lattice Semiconductor*(o)
  Designer and developer of
  programmable logic devices        2,100,000       99,750,000

Maxim Integrated Products*
  Designer and manufacturer of
  linear and mixed-signal
  integrated circuits               2,563,000       88,583,687

Microchip Technology*(o)
  Supplier of field-programmable
  microcontrollers                  2,950,000       88,684,375

National Semiconductor*
  Analog circuits and
  microprocessors                   1,300,000       33,718,750

PMC-Sierra*
  Provider of high-speed
  networking circuits               1,050,000       32,746,875

Unitrode*(o)
  Designer and manufacturer
  of analog semiconductors          1,600,000       34,400,000

Vishay Intertechnology*
  Manufacturer of capacitors,
  resistors, and discrete
  semiconductors                    2,072,000       48,951,000

VLSI Technology*(o)
  Manufacturer of application-
  specific semiconductors           2,550,000       60,243,750

Xilinx*
  Supplier of field-programmable
  gate arrays                         700,000       24,500,000
                                                --------------
                                                   607,722,112
                                                --------------

                                    SHARES OR
                                    PRIN. AMT.       VALUE
                                   ------------      ------

TELECOMMUNICATIONS  1.0%

General Communications*
  Provider of diversified
  telecommunications services
  in Alaska                         1,781,000 shs. $11,910,437

MCI Communications
  Provider of
  telecommunications
  services                            500,000       21,421,875

Millicom International Cellular*
(Luxembourg)
  Cellular services operator          300,000       11,212,500
                                                --------------
                                                    44,544,812
                                                --------------
OTHER                                                  442,500
                                                --------------

TOTAL COMMON STOCKS
(Cost $4,083,206,616)                            4,272,044,382
                                                --------------
CONVERTIBLE ISSUES  1.3%

CONVERTIBLE BONDS  0.2%
(Cost $10,003,150)

COMPUTER SOFTWARE  0.2%

Activision,
  63 1/4%, due 1/1/2005+
  Developer of
  entertainment software          $10,000,000       10,650,000
                                                --------------
CONVERTIBLE
PREFERRED STOCKS  1.1%

MEDIA  1.1%

Chancellor Media, 7%
  Radio broadcasting                  250,000 shs.  27,062,500

Chancellor Media, $3+
  Radio broadcasting                  300,000       23,212,500
                                                --------------

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $27,500,000)                                  50,275,000
                                                --------------
TOTAL CONVERTIBLE ISSUES
(Cost $37,503,150)                                  60,925,000
                                                --------------

----------
See footnotes on page   .

================================================================================

Portfolio of Investments
December 31, 1997

                                    SHARES OR
                                    PRIN. AMT.       VALUE
                                   ------------      ------

PREFERRED STOCKS  0.1%
(Cost $4,999,951)

COMMUNICATIONS
INFRASTRUCTURE  0.1%

UniSite (Class C)*#
  Provider of wireless
  shared radio sites               10,796 shs.  $    4,999,951
                                                --------------

SHORT-TERM HOLDINGS  5.2%

Canadian Imperial Bank of
  Commerce, Grand Cayman
  Fixed Time Deposit
  6 5/8%, 1/2/1998               $117,700,000      117,700,000

First National Bank of
  Chicago, Grand Cayman
  Fixed Time Deposit
  6 5/8%, 1/2/1998                117,700,000      117,700,000
                                                --------------
TOTAL SHORT-TERM
HOLDINGS
(Cost $ 235,400,000)                               235,400,000
                                                --------------

                                                     VALUE
                                                     ------
TOTAL INVESTMENTS  100.3%
(Cost $4,361,109,717)                           $4,573,369,333

OTHER ASSETS
LESS LIABILITIES  (0.3)%                           (15,178,441)
                                                --------------
NET ASSETS  100.0%                              $4,558,190,892
                                                ==============

----------
*    Non-income producing security.
+    Rule 144A security.
#    Restricted securities.
(o) Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
  Common stocks and convertible issues* (cost $4,125,709,717) ..  $4,337,969,333
  Short-term holdings (cost $235,400,000) ......................     235,400,000    $4,573,369,333
                                                                  --------------
Cash ...........................................................................           609,195
Receivable for securities sold .................................................        57,661,293
Receivable for Capital Stock sold ..............................................        30,128,895
Expenses prepaid to shareholder service agent ..................................         1,216,106
Receivable for interest and dividends ..........................................           300,195
Other ..........................................................................           118,748
                                                                                    --------------
Total Assets ...................................................................     4,663,403,765
                                                                                    --------------
LIABILITIES:
Payable for securities purchased ...............................................        71,467,264
Payable for Capital Stock repurchased ..........................................        25,290,395
Accrued expenses, taxes, and other .............................................         8,455,214
                                                                                    --------------
Total Liabilities ..............................................................       105,212,873
                                                                                    --------------
Net Assets .....................................................................    $4,558,190,892
                                                                                    ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.10 par value; 1,000,000,000
  shares authorized; 199,823,182 shares outstanding):
  Class A ......................................................................    $   13,364,592
  Class B ......................................................................         2,303,497
  Class D ......................................................................         4,314,229
Additional paid-in capital .....................................................     4,316,303,246
Accumulated net investment loss ................................................          (114,234)
Undistributed net realized gain ................................................         9,759,946
Net unrealized appreciation of investments .....................................       212,259,616
                                                                                    --------------
Net Assets .....................................................................    $4,558,190,892
                                                                                    ==============
NET ASSET VALUE PER SHARE:
Class A ($3,107,480,737 / 133,645,917 shares) ..................................            $23.25
                                                                                            ======
Class B ($505,342,441 / 23,034,971 shares) .....................................            $21.94
                                                                                            ======
Class D ($945,367,714 / 43,142,294 shares) .....................................            $21.91
                                                                                            ======

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,484,390,462 and a value of $1,241,662,655.
See Notes to Financial Statements.

================================================================================

Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest .................................................     $  9,197,385
Dividends ................................................        3,537,217
                                                               ------------
Total Investment Income ...................................................   $ 12,734,602

EXPENSES:
Management fee ...........................................       35,523,038
Distribution and service fees ............................       18,542,453
Shareholder account services .............................       11,898,218
Shareholder reports and communications ...................        1,608,952
Registration .............................................        1,064,860
Custody and related services .............................          999,671
Auditing and legal fees ..................................          123,504
Directors' fees and expenses .............................           67,952
Miscellaneous ............................................          148,043
                                                               ------------
Total Expenses ............................................................     69,976,691
                                                                              ------------
Net Investment Loss .......................................................    (57,242,089)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments* ........................      909,728,876
Net change in unrealized appreciation of investments .....     (144,024,652)
                                                               ------------
Net Gain on Investments ...................................................    765,704,224
                                                                              ------------
Increase in Net Assets from Operations ....................................   $708,462,135
                                                                              ============

----------
* Includes net realized gain from affiliated issuers of $257,097,287. See Notes to Financial Statements.

================================================================================

Statements of Changes in Net Assets

                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------
                                                                        1997           1996
                                                                   -------------   -------------
OPERATIONS:
Net investment loss .............................................  $ (57,242,089)  $ (38,954,438)
Net realized gain on investments ................................    909,728,876     153,061,653
Net change in unrealized appreciation of investments ............   (144,024,652)    238,743,809
                                                                   -------------   -------------
Increase in Net Assets from Operations ..........................    708,462,135     352,851,024
                                                                   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ......................................................   (621,494,484)   (105,584,145)
   Class B ......................................................    (87,967,545)     (4,686,401)
   Class D ......................................................   (196,816,410)    (33,293,284)
                                                                   -------------   -------------
Decrease in Net Assets from Distributions .......................   (906,278,439)   (143,563,830)
                                                                   -------------   -------------

                                               SHARES
                                     --------------------------
                                       YEAR ENDED DECEMBER 31,
                                     --------------------------
                                         1997          1996
                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ........................    30,847,206    34,422,498      837,264,966      749,537,882
   Class B ........................    14,952,067     5,362,644      391,781,442      113,021,809
   Class D ........................     8,669,975    11,596,458      225,248,842      243,586,540
Exchanged from associated Funds:
   Class A ........................    29,422,861    37,176,372      787,728,489      814,655,013
   Class B ........................     1,194,212        94,188       29,695,869        1,982,642
   Class D ........................    12,022,132     3,580,521      310,543,695       75,837,958
Shares issued in payment of
gain distributions:
   Class A ........................    23,313,230     4,368,020      569,075,182       98,062,037
   Class B ........................     3,579,064       201,358       82,568,805        4,351,357
   Class D ........................     7,940,049     1,434,633      183,018,029       30,988,033
                                     ------------   -----------   --------------   --------------
Total .............................   131,940,796    98,236,692    3,416,925,319    2,132,023,271
                                     ------------   -----------   --------------   --------------
Cost of shares repurchased:
   Class A ........................   (23,014,559)  (21,671,916)    (611,914,607)    (474,588,279)
   Class B ........................    (1,035,991)     (126,718)     (27,730,271)      (2,780,813)
   Class D ........................    (6,201,793)   (7,424,660)    (158,791,776)    (156,046,056)
Exchanged into associated Funds:
   Class A ........................   (29,624,808)  (39,839,103)    (799,242,903)    (874,567,022)
   Class B ........................      (997,743)     (188,110)     (25,590,755)      (4,005,480)
   Class D ........................   (11,933,465)   (5,088,386)    (311,146,906)    (105,848,538)
                                     ------------   -----------   --------------   --------------
Total .............................   (72,808,359)  (74,338,893)  (1,934,417,218)  (1,617,836,188)
                                     ------------   -----------   --------------   --------------
Increase in Net Assets from Capital
Share Transactions ................    59,132,437    23,897,799    1,482,508,101      514,187,083
                                     ============   ===========   --------------   --------------

Increase in Net Assets ..........................................  1,284,691,797      723,474,277

NET ASSETS:
Beginning of year ...............................................  3,273,499,095    2,550,024,818
                                                                  --------------   --------------
End of Year (including accumulated net investment loss of
$114,234 and $102,022, respectively) ............................ $4,558,190,892   $3,273,499,095
                                                                  ==============   ==============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $6,650,931,325 and $6,334,624,528, respectively.

    At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $604,883,743 and $392,624,127, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund's average daily net assets.

================================================================================

Notes to Financial Statements

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,126,669 from sales of Class A shares, after commissions of $17,264,591 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $7,044,674, or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $2,784,474 and $8,713,305, respectively.

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $266,694.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the year ended December 31, 1997, amounted to $1,048,230.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $494,285 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $961,731, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $11,898,218 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $114,234 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 23, 1997, the Fund increased its committed line of credit facility with a group of banks to $340 million from $280 million. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

================================================================================

Notes to Financial Statements

6. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1997, is as follows:

                                                 GROSS         GROSS                     REALIZED
                                 BEGINNING     PURCHASES     SALES AND      ENDING         GAIN       DIVIDEND      ENDING
AFFILIATE                         SHARES     AND ADDITIONS  REDUCTIONS      SHARES        (LOSS)       INCOME        VALUE
---------                       ----------   -------------  ----------    ----------   ------------   ---------   -----------
3DO ...........................  2,200,000      100,000        100,000     2,200,000     $ (801,623)       --     $ 4,778,125
Activision.....................  1,000,000      400,000        400,000     1,000,000        823,816        --      17,937,500
ADFlex Solutions...............    750,000      355,000        205,000       900,000     (1,065,874)       --      14,681,250
Altron.........................    900,000           --        900,000            --      3,308,107        --              --
ANSYS..........................    850,000      500,000             --     1,350,000             --        --       9,660,937
Asyst Technologies.............    500,000      787,600        657,600       630,000     14,920,462        --      13,860,000
CIDCO..........................  1,500,000           --             --     1,500,000             --        --      28,593,750
Cognex.........................  1,600,000    1,050,000        300,000     2,350,000      3,516,762        --      64,184,375
Credence Systems...............  1,800,000      580,000        200,000     2,180,000      6,412,170        --      64,446,250
CKS Group......................         --    1,025,000             --     1,025,000             --        --      14,510,156
Encad..........................         --      750,000             --       750,000             --        --      20,812,500
Electronics for Imaging........    900,000    4,400,000        700,000     4,600,000     18,199,594        --      76,331,250
Electro Scientific Industries .    800,000      310,000             --     1,110,000             --        --      42,526,875
Etec Systems...................  1,150,000    2,266,300      1,616,300     1,800,000     25,797,204        --      83,587,500
Fusion Systems.................    590,000           --        590,000            --      6,831,540        --              --
Hadco..........................    540,000    1,772,200      1,187,200     1,125,000     31,716,927        --      50,941,406
In Focus Systems...............    700,000      300,000        315,000       685,000      5,814,982        --      21,020,937
Integrated Process Equipment ..    400,000    1,450,000      1,350,000       500,000      9,870,015        --       7,890,625
Kulicke & Soffa Industries ....        --     2,953,100        653,100     2,300,000      9,104,646        --      42,981,250
Lattice Semiconductor..........  1,900,000    1,653,600      1,453,600     2,100,000     37,439,203        --      99,750,000
Microchip Technology...........  1,325,000    2,418,700        793,700     2,950,000     13,866,524        --     88,684,375
Mylex..........................  1,750,000      250,000      2,000,000            --    (14,522,821)       --              --
Network Associates.............  1,500,000    1,150,000        250,000     2,400,000        942,600        --     126,675,000
Novellus Systems...............  1,000,000    3,275,000      1,550,000     2,725,000     44,629,745        --      88,136,719
Oak Industries.................  1,000,000       50,000             --     1,050,000             --        --      31,171,875
Read-Rite......................    400,000    3,800,000        400,000     3,800,000      4,172,585        --      60,325,000
Structural Dynamics Research ..  2,600,000      950,000        300,000     3,250,000      1,173,509        --      73,531,250
Unitrode.......................         --    1,600,000             --     1,600,000             --        --      34,400,000
Veeco Instruments..............         --      415,000        415,000            --      5,661,109        --              --
VLSI Technology................         --    4,750,000      2,200,000     2,550,000     29,286,105        --      60,243,750
                                                                                       ------------            --------------
TOTAL .........................                                                        $257,097,287            $1,241,662,655
                                                                                       ============            ==============

7. Restricted Securities -- At December 31, 1997, the Fund owned four private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 1997, are as follows:

INVESTMENTS                        ACQUISITION DATES      COST          VALUE
-----------                        -----------------   -----------   -----------
Ambit Design Systems                   12/4/97         $ 2,000,000   $ 2,000,000
CrossRoads Software                   12/23/97           4,000,000     4,000,000
Diamond Lane Communications             9/4/97           1,999,998     1,999,998
UniSite (Class C Preferred Stock)     12/19/97           4,999,951     4,999,951
                                                       -----------   -----------
                                                       $12,999,949   $12,999,949
                                                       ===========   ===========

================================================================================

Financial Highlights

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                            CLASS A
                                                 -----------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                    1997(o)     1996(o)      1995(o)    1994(o)     1993
                                                   --------    --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year .............     $23.51      $21.99      $16.64     $13.43     $12.30
                                                    -------     -------     -------    -------    -------
Net investment loss ............................      (0.33)      (0.26)      (0.33)     (0.19)     (0.14)
Net realized and unrealized investment gain ....       6.01        2.84        7.59       4.86       4.37
                                                    -------     -------     -------    -------    -------
Increase from Investment Operations ............       5.68        2.58        7.26       4.67       4.23
Distributions from net gain realized ...........      (5.94)      (1.06)      (1.91)     (1.46)     (3.10)
                                                    -------     -------     -------    -------    -------
Net Increase (Decrease) in Net Asset Value .....      (0.26)      1.52         5.35       3.21       1.13
                                                    -------     -------     -------    -------    -------
Net Asset Value, End of Year ...................     $23.25      $23.51      $21.99     $16.64     $13.43
                                                    =======     =======     =======    =======    =======
TOTAL RETURN BASED ON NET ASSET VALUE: .........      22.95%      11.94%      43.39%     35.30%     35.13%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................       1.53%       1.68%       1.61%      1.65%      1.63%
Net investment loss to average net assets ......     (1.21)%     (1.16)%     (1.31)%    (1.27)%    (1.39)%
Portfolio turnover .............................     164.57%     121.32%      65.77%    104.08%    137.10%
Average commission rate paid ...................     $.0544      $.0531
Net Assets, End of Year (000s omitted) ......... $3,107,481  $2,414,672  $1,940,693   $307,542    $92,987

----------
See footnotes on page 22.

================================================================================

Financial Highlights

                                                     CLASS B                                     CLASS D
                                              -------------------------   ----------------------------------------------------
                                                 YEAR        4/22/96*               YEAR ENDED DECEMBER 31,            5/3/93*
                                                 ENDED         TO         -----------------------------------------      TO
                                              12/31/97(o)   12/31/96(o)    1997(o)    1996(o)    1995(o)    1994(o)   12/31/93
                                              ------------ ------------   --------   --------   --------   --------   --------
PER SHARE OPERATING
PERFORMANCE:

Net Asset Value, Beginning of Year .......      $22.62        $21.51       $22.61     $21.35      $16.31     $13.32     $12.24
                                                ------        ------       ------     ------      ------     ------     ------
Net investment loss ......................       (0.50)        (0.28)       (0.50)     (0.40)      (0.50)     (0.33)     (0.05)
Net realized and unrealized investment
gain .....................................        5.76          2.45         5.74       2.72        7.45       4.78       4.23
                                                ------        ------       ------     ------      ------     ------     ------
Increase from Investment
Operations ...............................        5.26          2.17         5.24       2.32        6.95       4.45       4.18
Distributions from net gain realized .....       (5.94)        (1.06)       (5.94)     (1.06)      (1.91)     (1.46)     (3.10)
                                                ------        ------       ------     ------      ------     ------     ------
Net Increase (Decrease)
in Net Asset Value .......................       (0.68)         1.11        (0.70)      1.26        5.04       2.99       1.08
                                                ------        ------       ------     ------      ------     ------     ------
Net Asset Value, End of Year .............      $21.94        $22.62       $21.91     $22.61      $21.35     $16.31     $13.32
                                                ======        ======       ======     ======      ======     ======     ======
TOTAL RETURN BASED ON
NET ASSET VALUE:                                 21.96%        10.30%       21.86%     11.07%      42.37%     33.94%     34.89%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........        2.28%         2.44%+       2.28%      2.43%       2.37%      2.50%      2.56%+
Net investment loss to average net assets        (1.96)%       (1.96)%+     (1.96)%    (1.91)%     (2.07)%    (2.20)%    (2.33)%+
Portfolio turnover .......................      164.57%       121.32%++    164.57%    121.32%      65.77%    104.08%    137.10%+++
Average commission rate paid .............      $.0544        $.0531++     $.0544     $.0531
Net Assets, End of Year
(000s omitted) ...........................    $505,342      $120,848     $945,368   $737,979    $609,332    $96,100     $7,833

----------
*    Commencement of offering of shares.
(o) Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  +  Annualized.
 ++  For the year ended December 31, 1996.
+++  For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================

Report of Independent Auditors

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------

                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS
       (a)     Financial Statements and Schedules:


       Part A Financial Highlights for Class A shares for ten years ended December 31, 1997; Financial Highlights for Class B shares from April 22, 1996 (commencement of offering) to December 31, 1997; Financial Highlights for Class D shares from the period May 3, 1993 (commencement of offering) to December 31, 1997.

       Part B Required Financial Statements, which are included in the Fund's Annual Report to Shareholders dated December 31, 1997, are incorporated by reference in the Statement of Additional Information. These include: Portfolio of Investments as of
               December 31, 1997; Statement of Assets and Liabilities as of December 31, 1997; Statement of Operations for the year ended December 31, 1997; Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1997 for the Fund's Class A shares; for the period April 22, 1996 (commencement of offering) through December 31, 1997 for the Fund's Class B shares; and for the period May 3, 1993 (commencement of offering) through December 31, 1997 for the Fund's Class D shares; Report of Independent Auditors.


       (b) Exhibits: All Exhibits have been previously filed except Exhibits marked with an asterisk (*) which are incorporated herein.


(1) Restated Articles of Amendment of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)

(2) By-laws of the Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)


(3)    Not applicable.

(4) Specimen certificate of Class B Capital Stock. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(4a) Specimen certificate of Class D Capital Stock. (Incorporated by Reference to Post-Effective Amendment No. 14 filed on April 29, 1993.)

(5)    Copy of new Management  Agreement between Registrant and J. & W. Seligman
       &  Co.   Incorporated.   (Incorporated  by  reference  to  Post-Effective
       Amendment No. 17, filed on April 19, 1996.)


(6) Copy of the new Distributing Agreement between Registrant and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)


(6a) Copy of amended Sales Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 17, filed on April 19, 1996.)

(6b) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6c) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(6d)   Form of Dealer Agreement between Seligman  Financial  Services,  Inc. and
       Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Exhibit 7 of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)


(7a) Deferred Compensation Plan for Directors of Seligman Communications and Information Fund.*

                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION (continued)
ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED)


 (8) Copy of Amended Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)


 (9)   Not applicable.


(10)   Opinion  and  Consent  of  Counsel.   (Incorporated   by   reference   to
       Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)


(11)   Report and Consent of Independent Auditors.*

(12)   Not applicable.

(13) Purchase Agreement for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17, April 19, 1996.)


(13a) Purchase Agreement for Initial Capital between Registrant's Class D Shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)

(14) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by reference to Exhibit q(1) of Registration Statement No. 333-50295, Form N-2, filed on April 16, 1998.)


(14a)  The Seligman  Simple IRA Plan Set-Up Kit.  (Incorporated  by reference to
       Exhibit  14  of  Registration  Statement  No.  333-20621,   Pre-Effective
       Amendment No. 2, filed on April 17, 1997.)

(14b)  The Seligman  Simple IRA Plan  Agreement.  (Incorporated  by reference to
       Exhibit  14  of  Registration  Statement  No.  333-20621,   Pre-Effective
       Amendment No. 2, filed on April 17, 1997.)


(14c) Qualified Plan and Trust Basic Plan Document. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

(14d) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

(14e) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

(14f) Simplified Employee Pension Plan. (Incorporated by reference to Exhibit 14(f) to Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)

(14g)  Educational   IRA.   (Incorporated  by  reference  to  Exhibit  14(f)  to
       Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)

(15) Form of Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17, filed April 19, 1996.)

(15a) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17, filed April 19, 1996.)


(16)   Schedule of  Computation  of  Performance  Data provided in  Registration
       Statement  in  response  to  Item  22.   (Incorporated  by  reference  to
       Registrant's Post-Effective Amendment No. 18, filed April 29, 1997.)


(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 17, filed on April 19, 1996.)

Other Exhibits:  Power of Attorney*

                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION (continued)

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT -
             None.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES


                       (1)                              (2)
                                                 Number of Record
                   Title Of Class            Holders As Of March 31, 1998
                   --------------            ----------------------------
                   Class A Common Stock              297,850
                   Class B Common Stock               48,714
                   Class D Common Stock               61,260


ITEM 27.     INDEMNIFICATION


             Reference  is  made  to the  provisions  of  Articles  Twelfth  and
             Thirteenth  of  Registrant's   Amended  and  Restated  Articles  of
             Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 18 to the Registration Statement.


             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc. Seligman Common Stock Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


             The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 1998.

                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION (continued)

ITEM 29.     PRINCIPAL UNDERWRITERS

      (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

             Seligman Capital Fund, Inc.
             Seligman Cash Management Fund, Inc.
             Seligman Common Stock Fund, Inc.
             Seligman Frontier Fund, Inc.
             Seligman Growth Fund, Inc.
             Seligman Henderson Global Fund Series, Inc.
             Seligman High Income Fund Series
             Seligman Income Fund, Inc.
             Seligman Municipal Fund Series, Inc.
             Seligman Municipal Series Trust
             Seligman New Jersey Municipal Fund, Inc.
             Seligman Pennsylvania Municipal Fund Series
             Seligman Portfolios, Inc.
             Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 21:


                                              Seligman Financial Services, Inc.
                                              ---------------------------------
                                                    As of March 31, 1998
                                                    --------------------
                 (1)                                          (2)                                          (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                                With Underwriter                            With Registrant
         ----------------                                ----------------                            ---------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board
                                                                                                   and Chief Executive
                                                                                                   Officer
         BRIAN T. ZINO*                                Director                                    Director and President
         RONALD T. SCHROEDER*                          Director                                    None
         FRED E. BROWN*                                Director                                    Director Emeritus
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President                                   None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         ED LYNCH*                                     Senior Vice President, Director             None
                                                       of Marketing
         MARK R. GORDON*                               Senior Vice President, National             None
                                                       Sales Manager
         GERALD I. CETRULO, III                        Senior Vice President of Sales,             None
         140 West Parkway                              Regional Sales Manager
         Pompton Plains, NJ  07444
         JONATHAN G. EVANS                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         BRADLEY W. LARSON                             Senior Vice President of Sales,             None
         367 Bryan Drive                               Regional Sales Manager
         Alamo, CA  94526
         BRUCE TUCKEY                                  Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW VEASEY                                 Senior Vice President of Sales              None
         14 Woodside Drive
         Rumson, NJ  07760


                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION (continued)

                                              Seligman Financial Services, Inc.
                                              ---------------------------------
                                                    As Of March 31, 1998
                                                    --------------------
                 (1)                                         (2)                                          (3)
          Name and Principal                          Positions and Offices                       Positions and Offices
          Business Address                              With Underwriter                            With Registrant
          ----------------                              ----------------                            --------------
         MICHELLE L. MCCANN                            Vice President, Manager, Retirement         None
                                                       Plans Marketing
         SCOTT H. NOVAK                                Vice President, Insurance Product           None
                                                       Manager
         MICHAEL R. SANDERS                            Vice President, Product Manager             None
                                                       Managed Money Services
         CHARLES L. VON BREITENBACH, II*               Vice President, Product Manager             None
                                                       Managed Money Services
         ROBERT T. HAUSLER*                            Vice President, Global Mutual Funds,        None
                                                       Product Management
         MARSHA E. JACOBY*                             Vice President, Offshore Funds              None
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         TRACY A. SALOMON*                             Vice President, Retirement                  None
                                                       Marketing Manager
         HELEN SIMON*                                  Vice President, Sales                       None
                                                       Administration Manager
         J. BRERETON YOUNG*                            Vice President, Mutual Funds                None
                                                       Product Manager
         PETER J. CAMPAGNA                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         JAMES R. BESHER                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         ANDREW DRALUCK                                Regional Vice President                     None
         4032 E. Williams Drive
         Phoenix, AZ  85024
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street #186
         Santa Barbara, CA  93101

                                                               File No. 2-80168
                                                                       811-3596
PART C.    OTHER INFORMATION (continued)


                                              Seligman Financial Services, Inc.
                                              ---------------------------------
                                                    As Of March 31, 1998
                                                    --------------------
                 (1)                                         (2)                                          (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              With Underwriter                            With Registrant
         ----------------                              ----------------                            ---------------
         DAVID L. GARDNER                              Regional Vice President                     None
         2403 Cayenne Drive
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine Drive
         Houston, TX  77077
         T. WAYNE KNOWLES                              Regional Vice President                     None
         104 Morninghills Court
         Cary, NC  27511
         JUDITH L. LYON                                Regional Vice President                     None
         7015 Harbour Landing
         Alpharetta, GA  30005
         DAVID MEYNCKE                                 Regional Vice President                     None
         4957 Cross Pointe Drive
         Oldsmar, FL  34677
         TIM O'CONNELL                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         THOMAS PARNELL                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         JULIANA PERKINS                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320
         DAVE PETZKE                                   Regional Vice President                     None
         4016 Saint Lucia Street
         Boulder, CO  80301
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President, Marketing         None
         SANDRA FLORIS*                                Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President, National          None
                                                       Accounts Manager
         JOSEPH M. MCGILL*                             Assistant Vice President and                None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

                                                               File No. 2-80168
                                                                       811-3596
PART C.      OTHER INFORMATION (continued)

       (c) Not applicable.

ITEM 30.     LOCATION OF ACCOUNTS AND RECORDS


                           (1)    Investors Fiduciary Trust Company
                                  801 Pennsylvania
                                  Kansas City, Missouri 64105 AND
                           (2)    Seligman Data Corp.
                                  100 Park Avenue
                                  New York, NY  10017

ITEM 31. MANAGEMENT SERVICES - Seligman Data Corp. ("SDC") the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the years ended December 31, 1997, 1996 and 1995, the approximate cost of these services were:


                                       1997          1996           1995
                                       ----          ----           ----


                  Class A Shares   $1,347,400     $1,260,000     $446,000
                  Class B Shares      172,200         28,600           --
                  Class D Shares      312,900        317,000      297,000


ITEM 32. UNDERTAKINGS - The Registrant undertakes, (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by
             Section 16(c) of the Investment Company Act of 1940.

                                                               File No. 2-80168
                                                                       811-3596
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 1998.

                              SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.


                              By: /s/ WILLIAM C. MORRIS
                                  ----------------------------------------------
                                      William C. Morris, Chairman



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 19 has been signed below by the following persons in the capacities indicated on April 29, 1998.


               Signature                               Title
               ---------                               -----


/s/  WILLIAM C. MORRIS                Chairman of the Board (Principal executive
----------------------------------    officer) and Director
     William C. Morris*



/s/  BRIAN T. ZINO                    Director and President
----------------------------------
     Brian T. Zino



/s/  THOMAS G. ROSE                   Treasurer
----------------------------------
     Thomas G. Rose



John R. Galvin, Director            )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )
Betsy S. Michel, Director           )
James C. Pitney, Director           )      /s/  BRIAN T. ZINO
James Q. Riordan, Director          )      ------------------------------------
Richard R. Schmaltz, Director       )         * Brian T. Zino, Attorney-in-fact
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                                                               File No. 2-80168
                                                                       811-3596
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                     Post-Effective Amendment No. 19 to the
                       Registration Statement of Form N-1A

                                  EXHIBIT INDEX

Form N-1a Item No.              Description
------------------              -----------

24(b)(7)(a)                     Deferred Compensation Plan for Directors

24(b)(11)                       Consent of Independent Auditors

24(b)(17)                       Financial Data Schedules

Other Exhibits                  Power of Attorney